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                                MASTER AGREEMENT

                                       FOR

                            STANDBY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927

         The undersigned ("Applicant") will require, from time to time, Standby Letters of Credit. General Electric Capital Corporation ("GE Capital") will, upon Applicant's application therefor, and to the extent such application is approved by GE Capital in its sole discretion, issue Credits or arrange for the issuance thereof through an indirect wholly-owned subsidiary of GE Capital. Each Credit will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms used herein shall have the meanings assigned to them in Section 9 below or elsewhere in this Agreement (including this Preamble) and shall be equally applicable to both the singular and the plural forms of the terms used herein.

1.  Payment Terms.

         In addition to all commissions, charges, fees and expenses payable in connection with Credits pursuant to the Credit Agreement (including, without limitation the Letter of Credit Fee, as defined in the Credit Agreement), Applicant agrees to pay to GE Capital on demand, at GE Capital's office located at 201 High Ridge Road, Stamford, Connecticut 06927 or at such other address or account as may be designated in writing by GE Capital, in Dollars, in immediately available funds: (i) each amount paid by GE Capital under any Credit (which payment is permitted or required under this Agreement, ISP 98 or applicable law) in Dollars or in the event that the Credit permits Drafts under such Credit to be payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn; (ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant Draft to and including the date of payment in full of such amount by Applicant to GE Capital, at the rate specified in the Credit Agreement; and
(iii) any and all commissions and charges of, and any and all costs and expenses incurred by, GE Capital and its subcontractors or agents in relation to the Credits and all Drafts thereunder. A schedule of commissions and charges is attached hereto as Annex I. If a Credit provides for sight payment, reimbursement by Applicant is due on the day on which GE Capital pays on the applicable Draft. All payments by Applicant hereunder shall be made without withholding, deduction or set-off and shall be made free and clear of taxes.

2.  Security Interest.

         To secure the payment and performance of all Obligations (including, without limitation, Letter of Credit Obligations), the Applicant hereby grants to Agent a security interest in the following, including, without limitation, the unqualified right to the possession and disposal of all property shipped under or in connection with each Credit, whether released to the Applicant under security agreements or otherwise, and also in and to all shipping documents,

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documents of title, or Drafts drawn under each Credit and in and to all other property owned by the Applicant, in or coming into GE Capital's possession or custody, and in any deposit balances now or hereafter held by a bank as custodian for GE Capital for the Applicant's account, together with the proceeds of each and all of the foregoing, until the Termination Date (subject to reinstatement as provided in the Loan Documents). The grant of a security interest in the preceding sentence supplements, rather than limits or supersedes, any grant of a security interest by Applicant in the Loan Documents. If GE Capital honors any presentation, demand or Draft and Applicant fails to reimburse GE Capital therefor in accordance with the terms of the Credit Agreement, GE Capital may assert its rights of subrogation under applicable law, whether GE Capital's honor satisfies all or only part of the underlying obligation. The Applicant must, on reasonable notice, cooperate with GE Capital in its assertion of the Applicant's rights against the Beneficiary, the Beneficiary's rights against the Applicant, and any other rights that GE Capital may have by subrogation or assignment. Such cooperation shall include without limitation the prompt return of all Drafts, documents, instruments and statements in Applicant's possession that were presented by or on behalf of a Beneficiary in connection with any draw under a Credit. Subject to the terms of the Credit Agreement and the terms of Section 8(b) below, the Applicant agrees to make upon demand such cash deposits with GE Capital as GE Capital may require to further secure Applicant's Letter of Credit Obligations.

3.   Administration of Credit.

     (a) Applicant will promptly examine a copy of each Credit (and any proposed amendments thereto) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with such Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity or any objection to any action taken or proposed to be taken by GE Capital with respect to any Credit, Applicant will notify GE Capital thereof in writing within three business days after its receipt of a copy of such Credit, any amendments thereto, or such instruments or documents or notice of any such proposed action, and Applicant will conclusively be deemed to have waived any such claim against GE Capital and its subcontractors, servicers and agents or any defense to payment of GE Capital, its subcontractors or agents, unless such notice is given as aforesaid. This Section 3(a) is intended to substitute three business days for the "not unreasonable time period" set forth in Rule 5.09 of ISP 98.

     (b) Neither GE Capital nor any of its agents, subcontractors or servicers shall be responsible for, and neither GE Capital's powers and rights hereunder nor Applicant's obligations shall be affected by: (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of GE Capital or its subcontractors, servicers, agents or employees other than any such arising from its or their gross negligence or willful misconduct; (iii) the validity, accuracy or genuineness of Drafts, documents or required statements, even if such Drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified GE Capital thereof); (iv) failure of any Draft to bear any reference or adequate reference to the applicable Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any agent, subcontractor or employee) or any consequences arising from causes beyond GE Capital's control; (vii) any acts or omissions of any Beneficiary of any Credit or transferee of any Credit, if transferable;

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(viii) any act or omission of GE Capital required or permitted under any (1) law or practice to which a Credit is subject (including ISP 98), (2) applicable order, ruling or decree of any court, arbitrator or governmental agency, (3) a published statement or interpretation on a matter of law or practice (including ISP 98); (ix) honor or other recognition of a presentation or demand that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the Beneficiary or other person (excluding GE Capital's employees), including payment to a person who forges the signature of a Beneficiary or the signature of an assignee of a Credit's proceeds, (x) honor of a presentation without regard to any nondocumentary condition(s) in the Credit, regardless of whether Rule 4.11 of ISP 98 applies, or (xi) dishonor of any presentation that does not strictly comply with the terms of the applicable Credit or that is fraudulent, forged or otherwise not entitled to be honored. Without limiting the generality of the foregoing, GE Capital may (1) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by the Applicant, (2) receive, accept or pay as complying with the terms of a Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name such Credit provides that any Drafts or other documents should be drawn or issued and (3) waive its stipulation that the bank nominated in the applicable Credit shall accept or pay the Drafts, and GE Capital may then accept presentations of Drafts and documents for payment directly.

     (c) Subject to GE Capital's obtaining any necessary consent from the Beneficiary or other third party, GE Capital may for Applicant's account at any time (i) treat a Credit as governed by the law of the place where GE Capital or the Beneficiary is located, notwithstanding a choice of law provision in the Credit, and, in case of conflict, treat the law as prevailing over practice in such place or vice versa; (ii) shorten or lengthen the examination period; (iii) specify or amend a specified place or manner of receiving a presentation, effecting honor, or giving notice of dishonor; or (iv) discount an accepted Draft or deferred obligation incurred under the Credit.

     (d) Unless GE Capital is enjoined by a court of competent jurisdiction, GE Capital may assume that any Beneficiary or other presenter acts in good faith and that any presentation or other demand is nonfraudulent.

     (e) Unless the Credit specifically permits and GE Capital specifically agrees, GE Capital need not check the authenticity or authority of any purported Beneficiary signature, even if in other transactions the Beneficiary is a customer or its signature is otherwise known to GE Capital.

     (f) Unless specifically committed to do so in a writing signed by GE Capital, GE Capital need not consent to any amendment of a Credit. GE Capital may, without authorization from or notice to Applicant, send a notice of non-extension to the Beneficiary under a Credit if it provides for automatic extension. Any notice of dishonor given by GE Capital within six business days after presentation of documents to GE Capital shall not be deemed to be unreasonable. This Section 3(f) is intended to substitute six business days for the three business days set forth in Rule 5.01a of ISP 98.

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     (g) Notwithstanding any waiver by Applicant of discrepancies in Drafts, documents or required statements, GE Capital acting alone has the right in its sole judgement, to decline to approve any discrepancies and to refuse payment on that basis under any Credit issued hereunder.

     (h) GE Capital may assign its rights and delegate its duties hereunder to any subsidiary of GE Capital, in each case without prior notice to Applicant; provided that such assignment and delegation does not diminish Applicant's rights or increase Applicant's duties hereunder.

     (i) No Credit shall be issued hereunder providing for the acceptance of time Drafts or the incurrence of deferred payment undertakings.

     (j) Notwithstanding any provision herein contained to the contrary, if Applicant approves the issuance of a Credit requiring payment of a Draft on the same day on which such Draft is presented, GE Capital shall be entitled to honor such Draft without review or examination by Applicant and Applicant waives all defenses to reimbursement thereof based on irregularities that may have been revealed by Applicant's review or examination.

4.   Letter of Credit Text; Extensions, Increases and Modifications of Credit.

     (a) Applicant is responsible for preparing or approving the text of each Credit as issued by GE Capital and as received by the Beneficiary. GE Capital's recommendation or drafting of text or GE Capital's use or non-use or refusal to use text submitted by Applicant shall not affect Applicant's ultimate responsibility for the final text and its receipt by the Beneficiary. Applicant is responsible for the effect, or lack of effect under Rule 4.11 of ISP 98 or applicable law, of a provision in any Credit that requires GE Capital to verify facts rather than examine documents or that fails to identify the documents to which the provision applies.

     (b) Applicant is responsible for including suitable provisions in the underlying agreement that permit Applicant to review the text of the Credit as received by the Beneficiary and that describe the circumstances under which: a drawing under the Credit may be made, Credit proceeds may be applied to the underlying agreement, and part or all of those proceeds may be returned. Applicant accepts the risk that the text of the Credit is consistent with the underlying obligation, suitable for Applicant's purposes, and received by the Beneficiary in time to permit the Beneficiary and Applicant to review the Credit and to request any desired amendments.

     (c) Each Applicant agrees that GE Capital may at any time and from time to time, in its discretion, by agreement with one or more other Applicants (whether or not such Applicant shall have been appointed as the "Agent Applicant" in the Joint Signature Agreement contained in the Application): (i) further finance or refinance any transaction under any Credit; (ii) renew, extend or change the time of payment or the manner, place or terms of payment of any of the Obligations; (iii) settle or compromise any of the Obligations or subordinate the payment thereof to the payment of any other debts of or claims against any Applicant which may at the time be due or owing to GE Capital; or (iv) release any Applicant or any Guarantor or any Collateral, or modify the terms under which such Collateral is held, or forego any right of setoff, or modify or amend in any way this Agreement or any Credit, or give any waiver or consent under this Agreement; all in such manner and on such terms as GE Capital may deem proper and without notice or further assent from such Applicant. In any such event, such Applicant shall remain

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bound by such event and this Agreement after giving effect to such event, and the Obligations under this Agreement shall be continuing obligations in respect of any transaction so financed or refinanced and, in either case, if the Obligations are contingent, may be treated by GE Capital as due and payable for their maximum face amount.

5.   Reserve Requirements and Similar Costs.

         If GE Capital is now or hereafter becomes subject to any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, GE Capital, or any other condition is imposed upon GE Capital which imposes a cost upon GE Capital, and the result, in the determination of GE Capital is to increase the cost to GE Capital of maintaining a Credit or paying or funding the payment of any Draft thereunder, or to reduce the amount of any sum received or receivable, directly or indirectly, by GE Capital hereunder, Applicant will pay to GE Capital upon demand such amounts required to compensate GE Capital for such increased cost or reduction. In making the determinations contemplated hereunder, GE Capital may make such estimates, assumptions, allocations and the like which GE Capital in good faith determines to be appropriate, but GE Capital's selection thereof, and GE Capital determinations based thereon, shall be final and binding and conclusive upon Applicant.

6.   Possession of Property by Applicant.

         If the Applicant accepts or retains possession of documents, goods or other property, if any, covered by a Credit, prior to GE Capital's review of such documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and GE Capital is authorized and directed to pay any Drafts drawn or purporting to be drawn upon such Credit.

7.   Partial Shipments.

         Except as otherwise expressly stated in any Credit (i) partial shipments may be made under such Credit, and GE Capital may honor the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of such Credit and the total quantity to be shipped under such Credit, and (ii) if such Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and GE Capital may honor the relative Drafts.

8.   Events of Default, Remedies; Pre-funding.

     (a) If any Event of Default has occurred and is continuing, other than an Event of Default specified in Section 8.1(h) or Section 8.1(i) of the Credit Agreement, GE Capital as issuer hereunder and in its capacity as Agent under the Credit Agreement may pursue any of the remedies provided for in the Loan Documents, including without limitation declaring that all of the Obligations (including any such Obligations hereunder that may be contingent and not matured) are immediately due and payable. If an Event of Default under Section 8.1(h) or Section 8.1(i) of the Credit Agreement has occurred, the Obligations shall automatically be due and payable.

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     (b)   Without limiting the generality of the foregoing, Applicant agrees that if: (i) any Default or Event of Default shall have occurred and be continuing; (ii) GE Capital at any time and for any reason deems itself to be insecure or the risk of non-payment or non-performance of any of the Obligations to have increased; or (iii) in the event that a Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital or any agent, servicer or subcontractor of GE Capital may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that GE Capital in its sole judgment expected to be its maximum exposure under such Credit, then Applicant will upon demand pay to GE Capital an amount equal to the undisbursed portion, if any, of such Credit, and such amount shall be held as additional Collateral for the payment of all Letter of Credit Obligations, and after the expiration hereof, to the extent not applied to the Letter of Credit Obligations, shall be returned to Applicant (unless otherwise provided in the Credit Agreement or any other Loan Document).

9.   Definitions.

         As used herein, the following terms shall have the following meanings:

         "Agent" shall have the meaning given such term in the Credit Agreement.

         "Agent Applicant" shall have the meaning given such term in the Joint Signature Agreement attached hereto.

         "Agreement" shall mean, collectively, this Agreement [each Application for Standby Letter of Credit entered into between GE Capital and Applicant, the Joint Signature Agreement and the Authorization and Agreement of Account Party appended hereto], as the same may be amended, modified, supplemented or restated from time to time.

         "Applicant" shall mean the person or entity executing this Agreement as Applicant; provided that if two or more persons or entities shall have executed this Agreement as Applicant or as Joint Applicant, the terms "Applicant" and "Applicants" shall mean each and all of such persons and entities, individually and collectively, except that, if the term "Applicant" is preceded by the word "any" or "each" or a word or words of similar import, such terms shall be deemed to refer to each of such persons or entities, individually.

         "Beneficiary" shall mean, as to any Credit, the beneficiary of that Credit.

         "Collateral" shall have the meaning given such term in the Credit Agreement.

         "Credit" shall mean a Standby Letter of Credit issued by GE Capital upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

         "Credit Agreement" shall mean that certain Credit Agreement dated as of the date hereof among Coyne International Enterprises Corp., a New York corporation and Blue Ridge Textile Manufacturing Inc., a Georgia corporation; the other Credit Parties signatory thereto; GE Capital, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto

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from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified).

           "Default" shall have the meaning given such term in the Credit Agreement.

           "Dollar Equivalent" shall mean: (i) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the selling rate of First Union National Bank, First Union Bank International or another bank of comparable size selected by GE Capital; or (ii) in the event that GE Capital shall not at the time be offering such a rate, the amount of Dollars that GE Capital, in its sole judgment, specifies as sufficient to reimburse or provide funds to GE Capital in respect of amounts drawn or drawable under a Credit; in either case as and when determined by GE Capital.

           "Dollars" shall mean lawful currency of the United States of America.

           "Draft" shall mean any Draft (sight or time), receipt, acceptance, cable or other written demand for payment.

           "Event of Default" shall have the meaning given such term in the Credit Agreement.

           "Guarantor" shall have the meaning given such term in the Credit Agreement.

           "ISP 98" shall have the meaning given such term in Section 15(d).

           "Letter of Credit Obligations" shall have the meaning given such term in the Credit Agreement.

           "Loan Documents" shall have the meaning given such term in the Credit Agreement.

           "Obligations" shall have the meaning given such term in the Credit Agreement.

           "Termination Date" shall have the meaning given such term in the Credit Agreement.

10.  Expenses; Indemnification.

           Applicant agrees to reimburse GE Capital and its subcontractors, servicers and agents upon demand for and to indemnify and hold GE Capital harmless from and against all claims, liabilities, losses, costs and expenses ("Indemnified Liabilities") including attorneys' fees and disbursements, incurred or suffered by GE Capital and its subcontractors, servicers and agents in connection with this Agreement or any Credit. Such Indemnified Liabilities shall include, but not be limited to, all such Indemnified Liabilities incurred or suffered by GE Capital and its subcontractors, servicers and agents in connection with (a) GE Capital's exercise of any right or remedy granted to it hereunder or under the Loan Documents, (b) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred

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to in Section 3(b) hereof, including any defense by GE Capital in an action in which Applicant obtains an injunction against presentation or honor of any Draft. None of GE Capital or any subcontractor, servicer or agent of GE Capital shall be liable to Applicant for any special, indirect, consequential or punitive damages arising with respect to any Credit. Applicant must in all instances mitigate damages claimed against GE Capital or any subcontractor, servicer or agent arising with respect to any Credit. If GE Capital honors a Draft or presentation under a Credit for which Applicant claims it is not obligated to reimburse GE Capital, Applicant shall nonetheless pay to GE Capital the amount paid by GE Capital, without prejudice to Applicant's claims against GE Capital to recover fees and costs paid by Applicant with respect to the honored presentation plus any direct damages resulting therefrom which Applicant is unable to avoid or reduce. Applicant's prevailing in an action based on forgery or fraud of the Beneficiary or other presenter does not relieve Applicant from its obligation to pay GE Capital's costs and expenses in contesting the entry or maintenance of injunctive relief.

11.  Licenses; Insurance.

           If any Credit assures payment for goods to be imported, the Applicant shall procure or cause the Beneficiaries of each Credit to procure promptly any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to such Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting such Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that respect as GE Capital may at any time require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to GE Capital, GE Capital may, at its expense, obtain insurance satisfactory to it.

12.  No Waivers of Rights Hereunder; Rights Cumulative.

           No delay by GE Capital in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital under the Loan Documents or applicable law and nothing herein shall be construed as limiting any such other right.

13.  Continuing Agreement; Termination.

           This Agreement shall continue in full force and effect until the Termination Date (subject to reinstatement, as provided in the Loan Documents).

14.  Performance Standards.

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           Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Applicant if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy, ISP 98 or any applicable law, rule or regulation.

15.  Governing Law; Jurisdiction; Certain Waivers.

     (a) THIS AGREEMENT INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA AND WITH RESPECT TO ALL SECURITY INTERESTS GRANTED IN CONNECTION HEREWITH, GE CAPITAL SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO THE UNIFORM COMMERCIAL CODE OF NEW YORK. EACH APPLICANT HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG APPLICANT AND GE CAPITAL PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT GE CAPITAL AND APPLICANT ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GE CAPITAL FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GE CAPITAL. EACH APPLICANT EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH APPLICANT HEREBY WAIVES ANY OBJECTION THAT SUCH APPLICANT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH APPLICANT HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH APPLICANT AT THE ADDRESSES SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH APPLICANT'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

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     (b)   BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL
TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, EACH APPLICANT AND GE CAPITAL WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     (c) This Agreement supplements the Loan Documents, including those provisions relating to Letter of Credit Obligations and, except as expressly provided herein to the contrary, this Agreement does not supersede the Loan Documents.

     (d) Each Credit and this Agreement shall be subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 ("ISP 98") and the same are incorporated herein by reference. Applicant is responsible for knowing applicable letter of credit law and practice, including ISP 98. Solely for purposes of interpreting the ISP 98's application to this Agreement and Credits issued hereunder, GE Capital shall be deemed to be a "bank" as such term is used in ISP 98. To the extent permitted by applicable law, this Agreement shall prevail in case of a conflict with applicable law or ISP 98, and ISP 98 shall prevail in case of a conflict with applicable law.

16.  Notices.

           Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in Annex I to the Credit Agreement (or such other address as may be substituted by notice given in the manner required by Section 11.10 of the Credit Agreement), and given in the manner required by Section 11.10 of the Credit Agreement.

           Any notice to or demand on Applicant, or, if more than one Applicant executes this Agreement, the Agent Applicant, shall be binding on all Applicants and shall be effective when made to Applicant, or if more than one Applicant executes this Agreement, the Agent Applicant. Any requirements under applicable law of reasonable notice by GE Capital to Applicant of any event shall be met if notice is given to Applicant or Agent Applicant, as the case may be, in the manner prescribed above.

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17.  Applicant Status.

           The person identified in this Agreement as Applicant represents and warrants, except as otherwise provided in this Agreement, that:

     (a) it acts for itself and for no other person in requesting issuance of each Credit for its account;

     (b) it may be identified in each Credit as the "applicant," "account party" or "customer" at whose request and on whose instruction and for those account the Credit is issued;

     (c) it alone (acting through its officers) may authorize GE Capital to issue, amend, pay, or otherwise act under any Credit; and

     (d) it alone has standing to enforce this Agreement or otherwise to assert the rights and remedies of an applicant, including without limitation, to sue for any injunction against honor of any Credit.

18.  General.

     (a) If this Agreement is executed by two or more Applicants, they shall be jointly and severally liable hereunder, and all provisions hereof regarding the Collateral shall apply to the Obligations and Collateral of any or all of them.

     (b) This Agreement shall be binding upon the heirs, executors, administrators, assigns and successors of each of the Applicant(s) and shall inure to the benefit of and be enforceable by GE Capital and its respective successors, transferees and assigns.

     (c) Whenever possible, each provision of this Agreement shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (d) This Agreement shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.

     (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     (f) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     (g) Each of the parties represents to each other party hereto that it has discussed this

Agreement and, specifically, the provisions of Section 15(a) and Section 15(b), with its counsel.

Date:

Name of Applicant:

COYNE INTERNATIONAL ENTERPRISES             GENERAL ELECTRIC CAPITAL
CORP.                                       CORPORATION

By:______________________________           By:_________________________________
   Name:_________________________              Name:____________________________
   Title:________________________              Title:___________________________



Address of Applicant:

140 Cortland Avenue
Syracuse, NY 13221-4854


BLUE RIDGE TEXTILE MANUFACTURING
INC.


By:______________________________
   Name:_________________________
   Title:________________________

Address of Applicant:

1130 ADA Street
Industrial Park
Blue Ridge, GA 30153

                            Joint Signature Agreement

         In consideration of your establishment from time to time of a Credit substantially as applied for herein, it is further agreed that this Agreement shall be the joint and several agreement of the undersigned and all property referred to in this Agreement as belonging to Applicant shall be understood to refer to the joint property of any or all of the several Applicants as well as to the individual property of each of them. The happening of any Event of Default as specified in Section 8 of this Agreement with respect to any Applicant shall mature the obligations of all Applicants. A demand made on any Applicant pursuant to Section 1 of this Agreement shall fix the exchange rate as to all Applicants.

         It is agreed that Coyne International Enterprises Corp. shall appear in each Credit as Account Party and that Coyne International Enterprises Corp. ("Agent Applicant") has the exclusive right to issue all instructions on any and all matters relating to such Credit, including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in such Credit or any other matter.

Joint Applicant

OHIO GARMENT RENTAL, INC.


By:__________________________________
   Name: ____________________________
   Title:____________________________

Address of Joint Applicant:

140 Cortland Avenue
Syracuse, New York 13202

                  Authorization and Agreement of Account Party

Gentlemen:

         We hereby join the request of Applicant to issue from time to time the Credits, described on page 1 with our name appearing as Account Party.

         In consideration of your issuing each Credit in this form it is agreed that Applicant has the exclusive right to issue all instructions on any and all matters relating to such Credits including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in each Credit or any other matters irrespective of whether the same may now or hereafter affect our rights or those of our successors or assigns.


                                       ______________________________________
                                       Account Party


                                       By: __________________________________
                                       Authorized Signature


                                       Address of Account Party:
                                       ______________________________________
                                       ______________________________________

                                     ANNEX I

         The Applicant agrees to pay the following fees with respect to the
Credits:

I. Issuance:

Upon issuance thereof, the greater of (a).20% per annum of the amount of the Credit and (b) $150.00

Plus:

(c) Issuance Fee $150.

II Amendment:

Upon any amendment which increases the amount thereof, the greater of (a).20% of such increased amount and (b) $150.00

Amendments changing a condition of the SBLC (c) $125.00

III. Evergreen Renewal:

Issuance fee (a) plus $150.

IV. Document Examination:

$250